SAFETY-KLEEN

                         SENIOR EXECUTIVE SEVERANCE PLAN

PURPOSE
-------
To provide meaningful security to Senior Executives to remain with Safety-Kleen during the turnaround and re-structuring process. This Plan has been approved by the Company's Board of Directors and confirmed by the Bankruptcy Court.

ELIGIBILITY
-----------
Selected Senior Executives of the Company whose participation has been specifically approved by the Chairman & CEO and the President & COO. No individual, group or position type is guaranteed participation, and every individual who is selected to participate will receive written confirmation of their selection. Participation does not guarantee an award, nor does it guarantee continued employment with the Company.

SEVERANCE AMOUNT
----------------
Two years base salary and benefits for termination by the Company without "Cause" or by the Senior Executive for Good Reason. (defined in Section 4.3 and
4.4 of the Change of Control Agreement which is being awarded to the Senior Executive simultaneous with participation in the Severance Plan.)

SEVERANCE TERMS AND CONDITIONS
------------------------------
Upon termination, 30% (7.2 months) of the entire severance amount will be paid to the Senior Executive. If the Senior Executive remains unemployed after 7.2 months, Senior Executive will return to normal payroll until such time as Senior Executive is employed subject to a maximum severance and benefit payment of the remaining 16.8 months. If Senior Executive obtains employment 10% of any unpaid severance will be paid in a lump sum and benefits will cease.

OUTPLACEMENT
------------
Outplacement benefits with a cap of $25,000.

PLAN INTERPRETATION
-------------------
In the event of any questions, disagreements or disputes concerning the application of the Plan's Administrative Rules, the Severance Amount, the Severance Terms and Conditions, Eligibility or any other matter related to this Plan, the Senior Vice President, Administration, Safety-Kleen will interpret and/or resolve the issue, and his decision will be final and binding. All Plan Participants must sign a copy of this Plan document acknowledging that they will be bound by the Administrative Rules and policies as a condition to participation in the Plan.

SETTLEMENT & RELEASE
--------------------
The Company's Settlement and Release Agreement must be executed prior to any severance payments.

CONFIDENTIALITY
---------------
As there are a limited number of these awards available, you are asked to maintain the confidentiality of this agreement.

I acknowledge receipt of this severance plan and agree to all terms and conditions contained herein.

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Name - print                                                     DATE

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Name - signature